UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 4, 2011 (Date of earliest event reported)
Stillwater Mining Company (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-13053 (Commission File Number)	81-0480654 (IRS Employer Identification Number)

1321 Discovery Drive (Address of principal executive offices)		59102 (Zip Code)
4063738700 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 4, 2011, Stillwater Mining Company ("Stillwater") and Peregrine Metals Ltd., a Canadian exploration company ("Peregrine"), jointly announced the completion of the acquisition of Peregrine by Stillwater.

As a result of the transaction, Stillwater acquired all outstanding shares of Peregrine pursuant to a plan of arrangement under the Canada Business Corporations Act. The transaction was previously approved by the Peregrine shareholders, who voted in respect of the arrangement, and the British Columbia Superior Court.

Effective today, each common share of Peregrine has been exchanged for US$1.35 cash and 0.08136 shares of Stillwater common stock.  Registered shareholders should follow the instructions in Peregrine’s information circular dated August 25, 2011 in order to obtain cash and the certificates representing the shares.  Stillwater has applied to have the common shares of Peregrine delisted from the Toronto Stock Exchange.

Stillwater accounted for the acquisition of Peregrine as an asset purchase with the majority of the total purchase price allocated to acquired mineral rights.

Item 3.02. Unregistered Sales of Equity Securities

On October 4, 2011, in connection with the Peregrine acquisition described above in Item 2.01, a total of 12,030,203 Stillwater shares were issued as consideration to former Peregrine shareholders.  Additionally, a total of 96,154 Stillwater Replacement Options were issued.  The information contained in Item 2.01 is incorporated by reference herein.

The issuance of the common shares is exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended. Section 3(a)(10) exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom the securities will be issued have the right to appear. The British Columbia Superior Court, in its final order dated September 28, 2011, approved the arrangement for the issuance and exchange of securities set forth in the plan of arrangement.

Item 8.01. Other Events

On October 4, 2011, Stillwater and Peregrine issued a joint press release, which is filed as Exhibit 99.1 hereto and incorporated by reference herein, announcing the completion of the Peregrine acquisition.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Stillwater Mining Company dated October 4, 2011

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2011	STILLWATER MINING COMPANY By: /s/ Brent R. Wadman Brent R. Wadman Corporate Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Stillwater Mining Company dated October 4, 2011